UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 9, 2006

                           Woodhead Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     0-5971                    36-1982580
(State or Other Jurisdiction      (Commission File              (IRS Employer
  of Incorporation) Number)                                 Identification No.)

                3 Parkway North, Suite 550, Deerfield, IL 60035
              (Address of Principal Executive Offices) (Zip Code)

                                 (847) 236-9300

             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Item 3.03 Material Modification in Rights of Security Holders; Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 9, 2006, MLX Acquisition Corp. (the "Purchaser"), a Delaware corporation and wholly-owned subsidiary of Molex Incorporated ("Parent"), a Delaware corporation, was merged (the "Merger") with and into Woodhead Industries, Inc. (the "Company"), a Delaware corporation, pursuant to the terms of the Agreement and Plan of Merger dated as of June 30, 2006, between Parent, the Purchaser and the Company (the "Merger Agreement"). As a result of the Merger, each share of common stock, par value $1.00 per share (each, a "Share"), of the Company then outstanding (other than treasury Shares and Shares that are owned by (i) Parent, the Purchaser of any other wholly-owned subsidiary of Parent or (ii) shareholders who properly exercise dissenters' rights under Section 262 of the General Corporation Law of the state of Delaware) has been converted into the right to receive cash in the amount of $19.25 per Share, without interest.

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of the NASDAQ. Accordingly, following the completion of the Merger the Company notified the NASDAQ and requested that its common stock be withdrawn from listing on the NASDAQ prior to the open of trading on August 10, 2006. As a result, the Shares are no longer listed on the NASDAQ. The Company also filed with the Securities and Exchange Commission (the "SEC") on August 9, 2006 a Certification on Form 15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requesting that the Company's common stock be deregistered and that the Company's reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

As contemplated by the Merger Agreement, Frederick A. Krehbiel, John H. Krehbiel, Jr. and Martin P. Slark, the directors of Purchaser immediately prior to the Merger, became the directors of the Company upon consummation of the Merger.

The foregoing description of the Merger Agreement (including the description of the consideration paid in connection with the Merger) is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as
Exhibit 2.1 to the Form 8-K filed by the Company on July 5, 2006.

A copy of the press release issued by Parent announcing the completion of the Merger is attached as Exhibit 99.1 hereto.


Item 8.01   Other Events

         Closing of the Merger

The information contained in Items 3.01, 3.03 and 5.02 above is incorporated herein by reference.

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Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.        Description
-----------        -----------
   99.1            Press release issued by  Parent dated August 10, 2006,
                   announcing the completion of the Merger.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WOODHEAD INDUSTRIES, INC.

Date: August 10, 2006         By:    /s/ Robert H. Fisher
                                     --------------------
                                     Name: Robert H. Fisher
                                     Title:  Vice President, Finance and C.F.O.
                                             (Principal Financial Officer)

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



                                 EXHIBIT INDEX

   Exhibit No.        Description
   -----------        -----------

       99.1 Press release issued by Parent dated August 10, 2006, announcing the completion of the Merger.


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